SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[        ]  Preliminary Proxy Statement
[    X   ]  Definitive Proxy Statement
[        ]  Definitive Additional Materials
[        ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                Tower Tech, Inc.
                (Name of Registrant as Specified In Its Charter)

                                Tower Tech, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[        ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(3).
[        ]  $500 per each party to the controversy pursuant to Exchange Act Rul
            14a-6(i)(3).
[        ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
              1) Title of each class of securities to which transaction applies:
                 n/a

              2) Aggregate number of securities to which transaction applies:
                 n/a

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1:
                 n/a

              4) Proposed maximum aggregate value of transaction:
                 n/a

         1. Set forth the amount on which the filing fee is calculated and state how it was determined.

         [      ] Check box if any  part of  the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                                TOWER TECH, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 1999



To the Stockholders of
Tower Tech, Inc.:


     The Annual Meeting of Stockholders of Tower Tech, Inc. (the "Company") will be held on May 19, 1999 at 10:30 a.m. (central daylight time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The items of business to be considered are:

     1.   The election of three directors;

     2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 1999; and

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

          The close of business on April 9, 1999 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                              By Order of the Board of Directors

                                              ss/HAROLD CURTIS
                                              __________________________________
                                              Harold Curtis, Chairman

April 9, 1999

                                TOWER TECH, INC.
                          11935 South I-44 Service Road
                          Oklahoma City, Oklahoma 73173


                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tower Tech, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on May 19, 1999 at 10:30 a.m. (central daylight time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The approximate date on which the Proxy Statement and enclosed form of proxy have been mailed to stockholders is April 9, 1999.

General Information

         Stockholders of record at the close of business on April 9, 1999 will be entitled to notice of the Annual Meeting and to vote the shares of common stock, par value $.001 per share (the "Common Stock"), held by them on such date at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be open for inspection by any stockholder at the offices of the Company during normal business hours for a period of at least ten business days before the Annual Meeting. On April 9, 1999, there were 3,576,311 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote in favor of the matters presented in this Proxy Statement, and as recommended by the Board of Directors with regard to all other matters. A stockholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy will be suspended if the stockholder attends the Annual Meeting in person and requests to vote at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

         The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock entitled to vote as of the record date will constitute a quorum, and the affirmative vote of a majority of the shares represented at the meeting will be required to approve all of the proposals set forth herein. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the meeting. Neither the corporate law of the State of Oklahoma (the state in which the Company is incorporated), nor the Company's Certificate of Incorporation or Bylaws has any specific provisions regarding treatment of abstentions and broker non-votes. It is the Company's policy (i) to count abstentions and broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting; (ii) to treat abstentions as shares represented at the Annual Meeting and voting against a proposal and to disregard broker non-votes in determining results on proposals requiring a majority vote; and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         The Board of Directors recommends that the stockholders vote for each of the nominees for director and the other proposal presented in this Proxy Statement. The enclosed proxy is solicited on behalf of the Board of Directors.

Voting Securities and Principal Holders Thereof

         The following table sets forth certain information regarding beneficial ownership of the Company's voting securities by (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (ii) each director and nominee of the Company, (iii) the named Chief Executive Officer and President, and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law.

                                        Shares Beneficially   Percent of Class
                                              Owned
                                        ----------------------------------------

Harold Curtis                                 1,536,864-1        42.7
12312 Swanhaven Drive
Oklahoma City, Oklahoma  73170

Leon A. Poag                                     33,000          *
212 Willowcreek
Chickasha, Oklahoma  73018

Lincoln E. Whitaker                               2,000          *
6820 NW 63rd Street
Oklahoma City, Oklahoma  73008

Robert A. Brink                                     375-2        *
11008 Wineview
Oklahoma City, Oklahoma  73170

Micah L. Curtis                                  62,286          1.7
12700 Meadow Crest Drive
Oklahoma City, Oklahoma 73170

Mark E. Brady                                   400,166-3        11.1
Robert J. Suttman, II
Ronald L. Eubel
Bernie Holtgreive
Eubel Brady & Suttman Asset Management, Inc.
7700 Washington Village Drive, Suite 210
Dayton, Ohio 45459

All executive officers and directors
as a group (5 persons)                        1,634,525          45.4
-----------------------------

*        Less than one percent.

1 Includes (i) 361,921 shares of Common Stock which are owned directly by Carolyn Curtis, Mr. Curtis' wife, over which Mr. Curtis disclaims beneficial ownership, (ii) 793,600 shares which are owned directly by the Curtis Family Limited Partnership, of which Mr. Curtis is the general partner, and (iii) options for 19,200 shares of common stock exercisable within 60 days.

2        Mr.  Brink owns all shares as  custodian  for his minor  children.  Mr.
         Brink disclaims beneficial ownership of the shares. Refer to the Summary Compensation Table for options owned by Mr. Brink.

3 Mark E. Brady and Ronald L. Eubel share the power to vote or direct the vote of 400,166 shares of Common Stock. Bernie Holtgreive and Eubel Brady & Suttman Asset Management, Inc. share the power to vote or direct the vote of 334,278 shares of Common Stock. Robert J. Sutman, II shares the power to vote or direct the vote of 400,166 shares of Common Stock and also has the sole power to vote 2,778 additional shares of Common Stock.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three members. The Board of Directors has nominated Harold Curtis, Lincoln E. Whitaker, and Leon A. Poag to be elected at the Annual Meeting, each to serve for a term of one year until the next annual meeting of stockholders. Each of the nominees is presently a member of the Board, and each nominee has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, which is not anticipated, the persons named as proxies will vote the shares represented by all valid proxy cards for such substitute nominees as the Board of Directors recommends.

         Information concerning the nominees for director is set forth below, together with information concerning executive officers of the Company.

Name                               Age     Position
DIRECTOR NOMINEES
________________

Harold Curtis                       55     Chairman of the Board of Directors,
                                           Chief Executive Officer
Lincoln E. Whitaker                 56     Director
Leon A. Poag                        68     Director
EXECUTIVE OFFICERS
__________________

Robert Brink                        44     President
Micah L. Curtis                     27     Vice President
Charles D. Whitsitt                 51     Treasurer and Chief Financial Officer
Lana Morgan                         57     Secretary

     Harold Curtis is Chairman of the Board and Chief Executive Officer of the Company, positions he has held at various times since he founded the Company in 1984. Mr. Curtis also served as President of the Company from 1984 until November 1996. Before founding the Company, Mr. Curtis owned and operated Curtiscore, Inc., a plastic thermo-forming company that he founded in 1981 and sold in 1984. From 1974 through January 1981, Mr. Curtis owned and operated Midwest Tower Services, Inc. in Chickasha, Oklahoma. Midwest Tower Services, Inc. performed cooling tower repairs, upgrades, rebuilds, maintenance and other services in the central, southwest and gulf coast regions of the United States. Mr. Curtis sold Midwest Tower Services, Inc. in January 1981. Mr. Curtis has been engaged in various aspects of the cooling tower industry since 1965.

         Lincoln E. Whitaker has served as a director of the Company since September 1993. Since 1985, Mr. Whitaker has been the president and a director of R&B Enterprises, Inc., a company located in Bethany, Oklahoma involved in mechanical equipment sales, sheet metal equipment sales, temperature control contracting and energy management contracting. Prior to this time, Mr. Whitaker was employed in various engineering and sales capacities with Carrier Corporation and Frick Company. Mr. Whitaker is an associate member of the American Society of Heating, Refrigeration and Air Conditioning Engineers. He holds a Bachelor of Science degree in mechanical engineering from the University of Oklahoma.

     Leon A. Poag has been a director of the Company since April 1995. For more than the past five years, Mr. Poag has been a director and major stockholder of Poag Grain, Inc. in Chickasha, Oklahoma. Mr. Poag is also an advisory director of Pro-Ag Chem, Inc. in Chickasha and a director of First National Bank & Trust Company, Chickasha, Oklahoma. He is a member of and has held various offices with the Oklahoma Plant Food Educational Society, Inc., the Oklahoma Grain and Feed Association, the Chickasha Chamber of Commerce and various other civic and charitable organizations.

         Robert Brink became President of the Company in November 1996 after holding various sales management positions with the Company since 1995. From 1989 until he joined the Company, Mr. Brink was the owner of Government Finance Corporation, a public finance consulting firm which he founded. Prior to 1989, Mr. Brink held various management and sales positions with companies engaged in the public and private finance fields. Mr. Brink holds a Bachelor of Science degree from the Oral Roberts School of Business.

         Micah L. Curtis became the Vice President of the Company in 1999 after serving in various positions with the Company since 1984. From 1984 to 1989, Mr. Curtis was involved in field construction, bid estimation, telemarketing and tower sales. Mr. Curtis received a Bachelor of Business Administration degree from Evangel College, Springfield, Missouri, in 1993. Since 1993 he has acted as Western Regional Sales Manager and Concrete Tower Sales Manager. Currently, Mr. Curtis is involved in all aspects of the business, with a focus on new industrial tower sales -- specifically in the chemical and oil refining industries.

         Charles D. Whitsitt became Chief Financial Officer of the Company in August 1994. From October 1990 until August 1994, he was the Vice President of Finance and Administration and the Chief Financial Officer of Best Video, Inc., a regional distributor of home videos and video games. Since 1979, Mr. Whitsitt has been a director and the secretary of Race Horses, Inc., the developer of Blue Ribbon Downs pari-mutual horse racing track in eastern Oklahoma. Mr. Whitsitt earned a Bachelor of Business Administration degree in Accounting from the University of Oklahoma in 1972 and is a Certified Public Accountant.

         Lana Morgan has served as secretary of the Company since 1988. Among other duties, Mrs. Morgan serves as executive assistant to the Chief Executive Officer. She also assists the Chief Financial Officer and functions as general office manager.

         The Board of Directors established an Audit Committee in November 1997, the members of which are Messrs. Curtis, Whitaker and Poag. The principal duties of the Audit Committee are to select the Company's independent accountants, discuss and review with the independent accountants the audit plan, auditor's report and management letter and the Company's accounting policies, review the accounting procedures and internal control procedures recommended by the Company's independent accountants, and review all related party transactions involving the Company to determine their fairness and appropriateness from the Company's point of view. There are no other committees of the Board.

         During 1998, the Board met on one occasion and took written actions in lieu of meetings on four occasions. The Audit Committee did not meet during 1998. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served. Mr. Harold Curtis, Chairman of the Board of the Company is the father of Micah L. Curtis, Vice President of the Company. There are no other family relationships among any of the executive officers and directors of the Company.

         The Company pays a $300 meeting fee to directors and reimburses them for their expenses incurred in attending meetings.

         Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of the Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and to provide copies of those reports to the Company. Based solely on the Company's review of the forms it has received, the Company believes that all of its officers and directors have complied with all filing requirements applicable to them with respect to transactions during 1998.

                              CERTAIN TRANSACTIONS

     In February 1996, the Company paid to Mr. and Mrs. Curtis accrued dividends in the amount of $14,312 on the Series B Preferred Stock owned by them. At the same time, Mr. Curtis paid to the Company the amount of $33,575, representing all advances made by the Company to Mr. Curtis.

         R & B Enterprises, an affiliate of Lincoln E. Whitaker who is a director of the Company, is an independent sales representative of the Company. As a sales representative, R & B Enterprises purchases products from the Company for resale and sells products as an agent for the Company on a commission basis on the same terms as other domestic sales representatives. During 1998 and 1997, R & B Enterprises purchased $16,760 and $29,086, respectively, of products from the Company and earned $14,255 and $7,872, respectively, in sales commissions.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the annual compensation of Mr. Curtis, the Company's Chief Executive Officer, and Robert Brink, the Company's President, during the last three fiscal years. During these periods, no other executive officer of the Company received total salary and bonus compensation in excess of $100,000. Except as shown in the table, the Company did not grant any restricted stock awards, stock options or stock appreciation rights or make any long-term incentive plan payouts to Messrs. Curtis or Brink during the fiscal years indicated, nor did either of them receive any other benefits valued in excess of 10 percent of their annual salary.

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation        Long-Term
                                                               Compensation
--------------------------------------------------------------------------------
                                                           Securities Underlying
Name and Principal
    Position           Fiscal Year         Salary-1              Options-2
--------------------------------------------------------------------------------
Harold Curtis
 Chairman and CEO          1998            $147,692                  0
                           1997            $134,810                  0
                           1996            $120,000                  0

Robert Brink
 President                 1998            $107,692                  0
                           1997            $105,224                5,600
                           1996            $74,423                   0


1 Includes compensation deferred by Mr. Curtis and contributed by the Company to a retirement savings plan maintained by the Company for its employees.

2 Mr. Curtis was granted options to purchase 19,200 shares at a price of $6.25 per share under the Company's 1993 Stock Option Plan. The options expire on March 1, 2005 and are fully vested and exercisable. Mr. Curtis has not exercised any options granted to him by the Company. At November 30, 1998, the options held by Mr. Curtis had a value of ($24,000) based on the market value of $5.00 on November 30, 1998. Mr. Brink was granted options to purchase 10,400 shares at a price of $6.25 in December 1995. He was subsequently granted 5,600 shares at a price of $8.25 per share in July 1997. The options expire on December 1, 2005, and April 10, 2007, respectively and vest 20 percent per year, but are not exercisable until five years after the date of grant or upon termination of employment. At November 30, 1998, the options held by Mr. Brink had a value of ($31,200) based on the market value of $5.00 on November 30, 1998.


                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the independent public accounting firm of PricewaterhouseCoopers LLP as the Company's independent accountants for 1999. Stockholders are being asked to ratify this action, and proxies solicited on behalf of the Board of Directors will be voted for ratification of PricewaterhouseCoopers LLP as the Company's independent accountants unless otherwise specified.

         A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement, if he desires to do so, and to answer appropriate questions. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1993.


                                OTHER INFORMATION

Cost of Proxy Solicitation

         The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees, and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph. All such solicitations will be made by officers or other employees of the Company who will not receive extra compensation for their solicitation efforts.

Additional Matters

         While the notice for the meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the meeting which is not described in this Proxy Statement. If any other business is properly presented, the persons named in the proxy will act according to their best judgment on behalf of the stockholders they represent.

Stockholders' Proposals

         If a stockholder wishes to present a proposal at the next Annual Meeting of Stockholders, such proposal must be received by the Company at its office at 11935 South I-44 Service Road, Oklahoma City, Oklahoma 73173, prior to December 9, 1999.



YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                      PROXY

                                TOWER TECH, INC.
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles D. Whitsitt and Lana Morgan, or either of them, as proxies, each with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Tower Tech, Inc. held of record by the undersigned on April 9, 1999, at the Annual Meeting of Stockholders to be held on May 19, 1999 or any adjournment thereof.

         1.    Election of Directors.

         |_| For all nominees listed below (except as marked to the contrary below).

         |_|   Withhold authority to vote for all nominees listed below.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE
 LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                  Harold Curtis
                               Lincoln E. Whitaker
                                  Leon A. Poag

         2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company's Independent Accountants for 1999.

             |_| For                   |_|  Against               |_|  Abstain

         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF.

         The undersigned hereby acknowledges receipt of the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

         Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.

         Dated this ____ day of _____________________, 1999.



                                            ------------------------------------
                                                     Signature


                                            ------------------------------------
                                                     Signature



(Please sign, date and return promptly using the enclosed envelope.)